                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT



                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): August 14, 2002
                                -----------------



                          The Williams Companies, Inc.
                          ----------------------------
             (Exact name of registrant as specified in its charter)



          Delaware                    1-4174              73-0569878
          --------                ---------------     -------------------
        (State or other             (Commission        (I.R.S. Employer
        jurisdiction of            File Number)       Identification No.)
        incorporation)



   One Williams Center, Tulsa, Oklahoma                    74172
   ------------------------------------                    -----
 (Address of principal executive offices)                (Zip Code)


        Registrant's telephone number, including area code: 918/573-2000
                                                            ------------


                                 Not Applicable
          (Former name or former address, if changed since last report)


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Item 9.  Regulation FD Disclosure.

         The Williams Companies, Inc. wishes to disclose for Regulation FD purposes its press release dated August 14, 2002, filed herewith as Exhibit 99.1.

         Attached as Exhibits 99.2 and 99.3 are the sworn statements of Williams' principal executive officer, Steven J. Malcolm, and principal financial officer, Jack D. McCarthy, as required pursuant to Securities and Exchange Commission Order No. 4-460.

         Pursuant to the requirements of the Securities Exchange Act of 1934, Williams has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     THE WILLIAMS COMPANIES, INC.


Date: August 14, 2002                         /s/ Suzanne H. Costin
                                     -------------------------------------------
                                     Name:    Suzanne H. Costin
                                     Title:   Corporate Secretary




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                                INDEX TO EXHIBITS

EXHIBIT
NUMBER            DESCRIPTION
-------           -----------
   99.1           Copy of Williams' press release dated August 14, 2002.

   99.2 Sworn statement of Williams' principal executive officer, Steven J. Malcolm, required pursuant to Securities and Exchange Commission Order No. 4-460.

   99.3 Sworn statement of Williams' principal financial officer, Jack D. McCarthy, required pursuant to Securities and Exchange
                  Commission Order No. 4-460.